EXPLORATION AND EVALUATION ASSETS	12 Months Ended
Dec. 31, 2022
Exploration And Evaluation Assets [Abstract]
EXPLORATION AND EVALUATION ASSETS [Text Block]

9. Exploration and Evaluation Assets

	North Kivu	Ngayu	Imbo	Total
Cost
Balance as at January 1, 2021	$10,621,366	$17,466,671	$2,932,905	$31,020,942
Additions	-	2,216,038	6,859,907	9,075,945
Earn-in Barrick payment (*)	-	(1,975,162)	-	(1,975,162)
Balance as at December 31, 2021	$10,621,366	$17,707,547	$9,792,812	$38,121,725
Additions	-	190,820	2,421,176	2,611,996
Incidental revenues (Note 9e)	-	-	(235,000)	(235,000)
Balance as at December 31, 2022	$10,621,366	$17,898,367	$11,978,988	$40,498,721

(*) The joint venture with Barrick was terminated in Q3 2021

There is $150,000 of intangible exploration and evaluation expenditures as at December 31, 2022 (December 31, 2021 - $150,000).These Intangible exploration and evaluation assets are in relation to mineral rights acquired with respect to the Ngayu properties ($150,000). The Devon ($152,250) and Navarro ($300,000) properties were fully impaired as at December 31, 2021 as the Company does not intend to utilize the exploration permits. The intangibles have not been included in the table above.

The Company's exploration and evaluation assets are subject to renewal of the underlying permits and rights and government royalties.

a. North Kivu

The North Kivu project is situated in the North Kivu Province in eastern Congo to the northwest of Lake Edward and consists of various exploration permits. All of these exploration permits are currently under force majeure due to the poor security situation, affecting the Company's ability to carry out the desired exploration activities. The duration of the event of force majeure is added to the time limit for execution of obligations under the permits. Exploration estimates to date have not advanced to the stage of being able to identify the quantity of possible resources available for potential mining. Under force majeure, the Company has no tax payment obligations and does not lose tenure of mining titles until force majeure is lifted. The Company is not able to estimate the time when exploration activities would be resumed. However, given that force majeure has been in effect various times before in the past at this location, the Company believes that the capitalized assets are recoverable (Note 3(b)(iii)) and that these are risks associated with operating in an emerging market. The Company seeks to manage its exposure to these risks wherever possible.

b. Ngayu

The Ngayu project consists of various exploration permits and is found within the Tshopo Province in the northeast of the Congo, approximately 270 kilometers northeast of Kisangani. The Ngayu project covers part of the Ngayu Archaean greenstone belt which is one of a number of greenstone belts in the north-east Congo Archaeancraton that includes the Kilo and Moto greenstone belts. These Archaean greenstone belts are the northwestern extensions of the Lake Victoria greenstone belt terrain that hosts a number of world class gold deposits including Geita and Bulyanhulu.

In 2015, due to a decrease in gold prices coupled with the reduction of the exploration budget, the Company conducted an impairment analysis whereby the carrying value of the Ngayu exploration and evaluation asset as at December 31, 2015 was assessed for possible impairment. The asset's recoverable amount was calculated applying a fair value of $15 per ounce of gold in the ground, which was provided by a valuation analysis of an independent report on similar African exploration companies, to the Ngayu project's Makapela estimated mineral resource. Since the carrying value of the asset was determined to be higher than its recoverable amount, an impairment loss of $2,300,000 was recorded during the year ended December 31, 2015. As at December 31, 2022 and 2021, the Company conducted an analysis of various factors and determined that there was no further impairment recognized by IFRS 6, and no evidence to support an impairment reversal. As at December 31, 2022, the Company determined that no impairment charge or gain was required.

c. Devon

The Devon properties consisted of three (3) exploration permits situated in the province of Haut-Uele in north eastern Congo. The Company has decided not to renew these exploration permits upon expiry in September 2023.

d. Navarro

The Navarro properties consisted of six (6) exploration permits situated in the provinces of Ituri and Haut-Uele in north eastern Congo. The Company has decided to renew one of these six permits upon expiry in April 2023.

e. Adumbi

The Adumbi (previously KGL-Somituri, See Note 4) properties consist of two (2) mining licenses valid until 2039 and which cover an area of 361 square kilometers within the Archaean Ngayu Greenstone Belt in the Ituri and Haut Uele provinces in north eastern Congo. The Company's interest in the Adumbi properties was acquired in September 2019 through the agreement with Resolute, KGL and Kilo Inc. (see Note 4). The two mining licenses (Exploitation permits) are registered in the name of Adumbi, a company incorporated under the laws of the Congo in which the Company holds a 84.68% interest and the minority partners hold 15.32% (including 10% free carried interest owned by the government of the Congo). See Note 4.

Under an agreement signed in April 2010 with the minority partners of Adumbi, the Company's subsidiary Loncor Kilo Inc. agreed to finance all activities of Adumbi, until the filing of a bankable feasibility study, by way of loans which bear interest at the rate of 5% per annum. Within thirty days of the receipt of a bankable feasibility study, the minority partners may collectively elect to exchange their equity participation for either a 2% net smelter royalty, or a 1% net smelter royalty plus an amount equal to 2 Euros per ounce of proven mineral reserves.

The Company has concluded a leasing agreement with Ding Sheng Services S.A.R.L. ("Ding Sheng") that permits Ding Sheng to mine the non-strategic alluvial potential to the south of Adumbi, with a focus on the gravels bordering the Imbo River. As consideration for the award of the lease, Ding Sheng paid Loncor a total of US$750,000, with Loncor receiving a further 25% of future revenue generated, after deducting US$500,000 from Loncor's attributable revenues from production.

f. Isiro

The Isiro properties consist of eleven (11) exploration permits registered in the name of KGL-Isiro SARL and covering an area of 1,884 square kilometers in the province of Haut Uele, in north eastern Congo. The Company owns through Loncor Kilo Inc. 100% of the common shares of Kilo Isiro Atlantic Ltd. Kilo Isiro Atlantic Ltd owns 100% of the shares of Isiro (Jersey) Limited, which in turn owns 100% of the shares in KGL-Isiro SARL (a company registered in the Congo).

The KGL Isiro SARL permits were put under force majeure with effect from February 14, 2014 pending resolution of a court action involving these properties and their expiry is extended by the period of force majeure.